Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

EnFin Corp. (the “Company”)

RBC Capital Markets, LLC

Santander US Capital Markets LLC

(together, the “Specified Parties”)

Re: EnFin Residential Solar Receivables Trust 2024-2 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “EnFin 24-2 Statistical Pool 8.31.24.xlsx” provided by the Company on September 6, 2024, containing information on 6,045 residential solar loans (the “Solar Loans”) as of September 1, 2024 (the “Data File”), which we were informed are intended to be included as collateral in the offering by EnFin Residential Solar Receivables Trust 2024-2. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.01%, respectively.

•	The term “Cutoff Date” means September 1, 2024.

•	The term “Sources” means the following information provided by the Company for each Sample Loan (defined below):

–	Loan Closing Certificate

–	Loan Agreement

–	Monthly Billing Statements

–	Screenshots from the Company’s Salesforce records (the “Salesforce Screenshots”)

–	Screenshots from the Company’s third-party servicer’s system (the “Servicing System Screenshots”)

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures below.

•	The term “Provided Information” means the Cutoff Date, Sources, and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 150 Solar Loans from the Data File (each, a “Sample Loan”). A listing of the Sample Loans is attached hereto in Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Solar Loans we were instructed to randomly select from the Data File.

B.	For each Sample Loan, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources / Instructions

Contract ID	Loan Closing Certificate

Installation State	Loan Closing Certificate

ZIP Code	Loan Closing Certificate

Reamortization Date	Recompute by adding 18 months to the First Due Date in the Loan Closing Certificate or Servicing System Screenshot.

System Size (kW)	Salesforce Screenshot

Dealer	Loan Closing Certificate, Salesforce Screenshot Variations due to suffixes or use of DBA Name per the Salesforce Screenshots are not considered exceptions.

Loan Term	Loan Closing Certificate

Original Loan Principal	Loan Closing Certificate

Outstanding Principal	Servicing System Screenshot

Current Interest Rate	Compare to the interest rate in the Loan Closing Certificate or Salesforce Screenshot corresponding to the ACH status indicated in the Salesforce Screenshot or Servicing System Screenshot.

Attribute	Sources / Instructions

Monthly Payment

For Sample Loans with Seasoning less than 19 months, compare to the monthly payment amount in the Loan Closing Certificate or Salesforce Screenshot corresponding to the ACH status indicated in the Loan Agreement.

For Sample Loans with Seasoning greater than or equal to 19 months, compare to the monthly payment amount in the Loan Closing Certificate or Salesforce Screenshot corresponding to the ACH status indicated in the Salesforce Screenshot or Servicing System Screenshot.

First Due Date	Loan Closing Certificate, Servicing System Screenshot

Maturity Date

Loan Closing Certificate, Monthly Billing Statement

For Sample Loan #102, as the borrower is in deferment as of the Cutoff Date, compare to the last Due Date indicated in the Servicing System Screenshot.

FICO	Salesforce Screenshot

Payment Amount Non-ACH After ITC	Loan Agreement, Salesforce Screenshot

Target Reamortization Date Principal Balance	Recompute as 30% of the Original Loan Principal in the Loan Closing Certificate.

Days Past Due	Compare to the Servicing System Screenshot or recompute as the number of days that have passed from the “Next Due Date” in the Servicing System Screenshot to the Cutoff Date.

Loan Term Remaining

Payment Remaining in Servicing System Screenshot

Consider the information to be in agreement if the Loan Term Remaining in the Data File is greater than the Payment Remaining in the Servicing System Screenshot by one month and the Servicing System Screenshot indicated one or more payments made after the Cutoff Date.

Seasoning	Recompute as the difference between the Loan Term in the Loan Closing Certificate and Loan Term Remaining.

Origination Date	Compare to the later of the borrower’s signature date and co-borrower’s signature date in the Loan Agreement or the contract signed date in the Salesforce Screenshot.

ACH Enabled

Salesforce Screenshot, Servicing System Screenshot

Consider ACH Enabled to be “Enabled” if the Servicing System Screenshot indicates an ACH Rate Discount status beginning on or before the Cutoff Date and ending after the Cutoff Date.

Consider ACH Enabled to be “Disabled” if the Servicing System Screenshot does not indicate an ACH Rate Discount status or indicates an ACH Rate Discount status beginning after the Cutoff Date or ending on or before the Cutoff Date.

We found such information to be in agreement without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the solar assets underlying the Solar Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Solar Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Solar Loans being securitized, (iii) the compliance of the originator of the Solar Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Solar Loans that would be material to the likelihood that the issuer of the asset-backed notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
September 24, 2024

Exhibit A

The Sample Loans

Sample Loan #	Contract ID1	Sample Loan #	Contract ID1	Sample Loan #	Contract ID1
1	20242001	51	20242051	101	20242101
2	20242002	52	20242052	102	20242102
3	20242003	53	20242053	103	20242103
4	20242004	54	20242054	104	20242104
5	20242005	55	20242055	105	20242105
6	20242006	56	20242056	106	20242106
7	20242007	57	20242057	107	20242107
8	20242008	58	20242058	108	20242108
9	20242009	59	20242059	109	20242109
10	20242010	60	20242060	110	20242110
11	20242011	61	20242061	111	20242111
12	20242012	62	20242062	112	20242112
13	20242013	63	20242063	113	20242113
14	20242014	64	20242064	114	20242114
15	20242015	65	20242065	115	20242115
16	20242016	66	20242066	116	20242116
17	20242017	67	20242067	117	20242117
18	20242018	68	20242068	118	20242118
19	20242019	69	20242069	119	20242119
20	20242020	70	20242070	120	20242120
21	20242021	71	20242071	121	20242121
22	20242022	72	20242072	122	20242122
23	20242023	73	20242073	123	20242123
24	20242024	74	20242074	124	20242124
25	20242025	75	20242075	125	20242125
26	20242026	76	20242076	126	20242126
27	20242027	77	20242077	127	20242127
28	20242028	78	20242078	128	20242128
29	20242029	79	20242079	129	20242129
30	20242030	80	20242080	130	20242130
31	20242031	81	20242081	131	20242131
32	20242032	82	20242082	132	20242132
33	20242033	83	20242083	133	20242133
34	20242034	84	20242084	134	20242134
35	20242035	85	20242085	135	20242135
36	20242036	86	20242086	136	20242136
37	20242037	87	20242087	137	20242137
38	20242038	88	20242088	138	20242138
39	20242039	89	20242089	139	20242139
40	20242040	90	20242090	140	20242140
41	20242041	91	20242091	141	20242141
42	20242042	92	20242092	142	20242142
43	20242043	93	20242093	143	20242143
44	20242044	94	20242094	144	20242144
45	20242045	95	20242095	145	20242145
46	20242046	96	20242096	146	20242146
47	20242047	97	20242097	147	20242147
48	20242048	98	20242098	148	20242148
49	20242049	99	20242099	149	20242149
50	20242050	100	20242100	150	20242150

 1 The Company has assigned a unique Contract ID to each Solar Loan in the Data File. The Contract IDs referred to in this Exhibit are not the Company’s Contract IDs.